SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 17, 2007

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On August 17, 2007, Oscient Pharmaceuticals Corporation (the “Company”) received a notification from the Nasdaq Listings Qualification Department that the Company no longer meets the continued listing requirements of The Nasdaq Global Market because the market value of the Company’s listed securities has fallen below $50,000,000 for 10 consecutive business days pursuant to Nasdaq Marketplace Rule 4450(b)(1)(A). Nasdaq also informed the Company that it does not comply with Nasdaq Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50,000,000 each for the most recently completed fiscal year or two of the last three most recently completed fiscal years. Under the Nasdaq Global Market Continued Listing Requirements, the Company may maintain its listing qualifications without complying with this requirement if it is in compliance with the requirements of Nasdaq Marketplace Rule 4450(b)(1)(A) with respect to the market value of its listed securities being at least $50,000,000.

Pursuant to Nasdaq Marketplace Rule 4450(e)(4), the Company was provided a period of 30 calendar days, or until September 17, 2007, to regain compliance. In the event the Company does not regain compliance by September 17, 2007, the Company shall have the right to appeal a staff determination to delist the Company’s securities and the Company’s securities will remain listed until completion of the appeal process. In addition, in the event the Company cannot meet the requirements for continued listing on The Nasdaq Global Market, it may apply to transfer to The Nasdaq Capital Market.

The Company is presently considering a number of alternatives to regain compliance with Nasdaq Marketplace Rule 4450(b)(1)(A) in order to remain listed on The Nasdaq Global Market. If the Company does not resolve the listing deficiency, the Company may apply for listing on The Nasdaq Capital Market. The Company currently believes it meets the criteria to transfer to The Nasdaq Capital Market. The Company’s press release dated August 17, 2007 with respect to the notification from Nasdaq described above is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press Release issued by Oscient Pharmaceuticals Corporation on August 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:  /s/  Philippe Maitre

        Name: Philippe Maitre

        Title: Senior Vice President and Chief Financial

            Officer

Date: August 17, 2007